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                                                    EXHIBIT 10.14
              NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into effective as of the --------------day of --------------, 19--- ("Effective Date"), by and between WILLBROS GROUP, INC., a Republic of Panama corporation (the "Company"), and ---------------------, an individual ("Employee").

                      W I T N E S S E T H:
                  ----------------------------

     WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Willbros Group, Inc. 1996 Stock Plan (the "Plan") for the purpose of encouraging key employees of the Company and its Subsidiaries (as defined in the Plan) to acquire stock ownership in the Company and to continue in the employ of the Company and its Subsidiaries; and

     WHEREAS, ------------------------ is a key employee of the Company or a Subsidiary, and the committee of the Board which administers the Plan (the "Committee") desires to grant to Employee a non-qualified stock option under the Plan;

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to Employee the right and option to purchase from the Company, during the periods and on the terms and conditions hereinafter set forth, an aggregate of ------------ shares of its common stock, par value $.05 per share ("Share" or "Shares"), at a price of $----- per share, being ---% of the Fair Market Value (as defined in the Plan) of a Share on the Effective Date (hereinafter, the "Option").

     2. EXERCISE PERIODS. Subject to the terms of this Agreement, the Option shall become exercisable, in whole or in part, only at the times and during the periods and for the number of Shares set forth below:

          (a)  On or after ------------------, --------, but no
             later than ----------------, ------,
             --------  Shares;

          (b)  On or after ------------------, --------, but no
             later than ----------------, ------,
              --------   Shares;

          (c)  On or after ------------------, --------, but no
             later than ----------------, ------,
             --------   Shares; and

          (d)  On or after ------------------, --------, but no
             later than ----------------, ------,
             --------   Shares.

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Provided, however, notwithstanding the above exercise periods, each vesting date of the Option set forth above shall be accelerated one year for each incremental $------ that the average of the daily closing sales prices of a share of common stock of the Company on the New York Stock Exchange over a period of 60 consecutive trading days exceeds
$---------- per share during the term of the Option. Provided further, notwithstanding the above exercise periods, the Option may become fully exercisable immediately under certain circumstances set forth in the Plan.

     3. EXERCISE OF OPTION. That portion of the Option which is exercisable may be exercised, in whole or in part, by Employee only so long as Employee remains, on or after the Effective Date, continuously in the employ of the Company or any of its Subsidiaries except as otherwise provided by this Agreement. At the time of exercise, Employee shall deliver to the Company a written notice duly signed by Employee stating the number of Shares as to which the Option is being exercised at that time, together with payment for the full exercise price of the Option with respect to said Shares (a) in cash (or certified or bank cashier's check payable to the order of the Company); (b) by delivery of shares of common stock of the Company then owned by Employee (such shares being valued at their Fair Market Value at the time of such exercise); (c) by withholding by the Company of Shares from the Shares issuable upon such exercise (such withheld Shares being valued at their Fair Market Value at the time of such exercise); (d) in the discretion of the Committee, by delivery of properly executed irrevocable instructions to a securities broker (or, in the case of pledges, lender) to (i) sell Shares subject to the Option and to deliver promptly to the Company a sufficient portion of the proceeds of such sale transaction on behalf of Employee to pay the exercise price of said Shares or (ii) pledge Shares subject to the Option to a margin account maintained with such broker or lender, as security for a loan, and such broker or lender, pursuant to irrevocable instructions, delivers to the Company a sufficient portion of the loan proceeds to pay the exercise price of said Shares; (e) by a combination of such methods; or (f) by other means that the Committee deems appropriate; plus, in each case, any applicable withholding tax thereon, whereupon certificates therefor will be issued to Employee. The minimum number of Shares which may be purchased at any time by exercise of the Option is 100 Shares unless the number purchased is the total number purchasable under the Option at that time. The Option shall not be exercisable with respect to fractions of a Share. No exercise or failure to exercise as to a portion of the Shares shall preclude a later exercise or exercises as to additional portions.

     4. EMPLOYMENT. Nothing contained in this Agreement shall confer upon Employee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary to terminate Employee's employment at any time with or without cause. A leave of absence approved by the Company or any Subsidiary shall not be deemed an interruption of continuous employment under the Plan or this Agreement.

     5. THE PLAN AND AMENDMENTS. This Agreement shall be subject to the terms and conditions of the Plan as presently constituted and as may be amended
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hereafter from time to time, including the discretion therein provided to the Committee. Except as may be otherwise provided by the Plan, amendments to the Plan shall constitute amendments to this Agreement and shall be incorporated herein without the execution of any amendment or supplement hereto by the parties. The parties further agree to any amendment of this Agreement, without the execution of any amendment or supplement, upon notice from the Company to Employee that the terms and conditions of this Agreement shall be amended to conform to any formal guidelines published by the Secretary of the Treasury of the United States or his or her delegate prescribing the requirements for non-qualified stock options.

     6.   STOCKHOLDER RIGHTS PRIOR TO EXERCISE OF OPTIONS.
Neither Employee nor any of Employee's heirs, legal representatives or beneficiaries shall be deemed to have any rights as a stockholder of the Company with respect to any Shares covered by the Option until the date of the issuance by the Company of a certificate to Employee for such Shares.

     7.   RIGHTS IN EVENT OF TERMINATION OF EMPLOYMENT.

          (a) In the event of the death of Employee while in the employ of the Company or any of its Subsidiaries, Employee's estate or beneficiaries shall have a period up to the later of one year after Employee's death or 10 years after the date hereof within which to exercise the Option, to the extent Employee could have exercised the Option at the date of Employee's death, unless the Committee, in its sole discretion, extends such period. The Option, to the extent not exercised during such period, shall terminate upon the expiration of such period.

          (b) In the event of Employee's termination of employment with the Company and its Subsidiaries by reason of Employee's Disability (as defined in that certain Willbros USA, Inc. Long-Term Disability Plan as of January 1, 1995, and any successor plan), Employee, or Employee's guardian or legal representative, shall have a period up to the later of one year after commencement of Employee's Disability or 10 years after the date hereof within which to exercise the Option, to the extent Employee could have exercised the Option at the date of commencement of Employee's Disability, unless the Committee, in its sole discretion, extends such period. The Option, to the extent not exercised during such period, shall terminate upon the expiration of such period.

          (c) If Employee's employment terminates as a result of Retirement (meaning retirement from employment with the Company and its Subsidiaries in accordance with the terms of a Company or Subsidiary retirement plan), Employee shall have a period of up to five years from the date of
     Retirement (but not beyond 10 years after the date hereof) within which to exercise the Option, to the extent Employee could have exercised the Option at the date of Employee's Retirement, unless the Committee, in its sole discretion extends such period (but not beyond 10 years after the date hereof). The Option, to the extent not exercised during
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     such period, shall terminate upon expiration of such period.

          (d) In the event of termination of Employee's employment with the Company and its Subsidiaries for any reason other than death, Disability or Retirement, as described in paragraphs (a), (b) or (c) of this Section 7, Employee shall have a period of up to three months from the date of termination of employment (but not beyond 10 years after the date hereof) within which to exercise the Option, to the extent Employee could have exercised the Option at the date of Employee's termination of employment. The Option, to the extent not exercised during such period, shall terminate upon expiration of such period.

     8. SHARES RESERVED; TAXES. The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Agreement. The Company shall pay all original issue taxes with respect to the issue of Shares pursuant hereto and all other fees and expenses necessarily incurred in connection therewith.

     9. INVESTMENT REPRESENTATION. Employee represents to the Company and agrees that if Employee exercises the Option, in whole or in part, at a time when there is not in effect under the United States Securities Act of 1933, as amended, a registration statement relating to the Shares issuable upon exercise hereof and available for delivery a prospectus meeting the requirements of Section 10 of said Act, Employee will acquire such Shares upon such exercise for the purpose of investment and not with a view to their resale or distribution and that, upon each such exercise of the Option, Employee will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Such written agreement shall also state that such Shares shall not be transferred except pursuant to an effective registration statement under said Act or in accordance with an exemption from registration thereunder. The certificates issued for all Shares issued hereunder shall bear the following legend if a registration statement relating to the Shares issuable upon exercise hereof is not in effect at the time of exercise of the
Option:

               The securities evidenced by this
          certificate have not been registered under the U.S. Securities Act of 1933 or any other securities laws. These securities have been acquired for investment and may not be sold or transferred for value in the absence of an effective registration of them under the U.S.
          Securities Act of 1933 and any other
          applicable securities laws, or receipt by the Company of an opinion of counsel or other evidence acceptable to the Company that such sale or transfer is exempt from registration under such acts and laws.

     10. PAYMENT OF WITHHOLDING TAX. Upon exercise by Employee of the Option, the Company shall have the right to deduct from any cash amounts otherwise payable to Employee any amounts required to satisfy all tax withholding requirements
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imposed upon such exercise under applicable federal, state, local or other laws. Alternatively, to satisfy any such withholding requirements, the Company may, at the request of Employee, but shall not be required to (a) withhold from the number of Shares to be issued that number of Shares (based on the Fair Market
Value of the Shares at the time of such exercise) necessary to satisfy such tax withholding requirements or (b) accept delivery from Employee of shares of common stock of the Company then owned by Employee (such shares being valued at their Fair Market Value at the time of such exercise) as is sufficient to satisfy such tax withholding requirements.

     11.  NO TRANSFERABILITY; LIMITED EXCEPTIONS TO TRANSFER
RESTRICTIONS.

          (a)  Unless otherwise expressly provided in this
     Section 11, the Option shall not be transferable.

          (b) All or a portion of the Option may be transferred by Employee to (i) the spouse, children, stepchildren or grandchildren of Employee ("Immediate Family Members"), (ii) a trust or trusts for the benefit of Employee and/or Immediate Family Members, (iii) an entity or entities whose beneficiaries or beneficial owners are Employee and/or Immediate Family Members, or (iv) such other persons or entities as may be approved by the Committee, in its sole discretion; provided, that, in each case, subsequent transfers of such transferred Option shall be prohibited except for transfers to the transferees described in this paragraph (b) or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; provided, that, for purposes of Sections 3, 6, 7, 9 and 12 hereof the term "Employee" shall be deemed to refer to the transferee except for the events of termination of employment and other employment aspects of said Sections relating to Employee which shall continue to refer to Employee. The events of termination of employment of Section 7 shall continue to be applied with respect to Employee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 7. Employee shall remain subject to any withholding taxes incurred upon exercise by transferee of a transferred Option.

          (c)  The transfer restrictions set forth in paragraph
     (a) of this Section 11 shall not apply to:

                    (i)  transfers to the Company;

                    (ii) the designation of a beneficiary to receive benefits in the event of Employee's death or, if Employee has died, transfers to Employee's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

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                    (iii)     transfers pursuant to a domestic
          relations order; or

                    (iv) if Employee has suffered a Disability, permitted transfers on behalf of Employee by Employee's guardian or legal representative.


     12. NOTICES. All notices required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, telegram or mail, addressed as follows:

     If to the Company:  c/o 2431 East 61st Street, Suite 700
                         Tulsa, Oklahoma 74136-1267
                         Attention:  John N. Hove, General Counsel

     If to Employee:     The address for Employee set forth on
                         the records of the Company or a Subsidiary

Each notice shall be deemed to have been given on the date it is received. Such addresses may be changed by notice given by the party making such change delivered to the other party hereto.

     13. BINDING AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, beneficiaries, successors and assigns.

     14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Republic of Panama.

     IN WITNESS WHEREOF, Employee has executed this Agreement, and the Company has caused this Agreement to be executed by its duly authorized officer, effective as of the day and year first above written.

                                   WILLBROS GROUP, INC.

                                   By:---------------------------
                                     Name:-----------------------
                                     Title:----------------------


                                   EMPLOYEE:

                                   ------------------------------
                                   Name:-------------------------


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